Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 151,564,105.20
Previously Paid Amount	0.00
Total Fee Amount	23,204.46
Total Offset Amount	0.00
Net Fee	$ 23,204.46
Final Prospectus	false